MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 8

Payment Date:     28-Jan-96
Reporting Month:  December

                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A-1 $710,500,000.00 75.00%   $1,000.00    31-Dec-96  4.48704245  4.48704245 37.97408966 $623,191,635.88 0.87711701
Class A-2 $142,000,000.00 14.99%   $1,000.00    31-Dec-96  5.22005000  5.22005000  0.00000000 $142,000,000.00 1.00000000
Class A-3  $89,978,000.00  9.50%   $1,000.00    31-Dec-96 10.00000000 10.00000000  0.00000000  $89,978,000.00 1.00000000

          $942,478,000.00                                                                     $855,169,635.88

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 8

Payment Date:         28-Jan-96
Reporting Month       December

Reserve Funds and Subordination

                            Initial Coverage    Beginning Coverage  Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collateralization 0.50% $4,736,097.11 0.52% $4,736,097.11 $0.00       $0.00  $859,905,732.99 0.55% $4,736,097.11

Surplus Summary

Class                      Total Distribution
Surplus                            $852,983.31

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days               143         $28,212,305             3.28%
60+ Days                53         $10,790,680             1.25%
90+ Days               106         $20,575,430             2.39%
Foreclosure             86         $18,514,471             2.15%
REO                     62         $11,751,551             1.37%

Totals                 450         $89,844,437            10.45%


Advances on Delinquencies                                         $548,267
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8

Payment Date:     28-Jan-96
Report Date:      December

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee                 $5,746,191.79            Interest Payments       $4,829,070.76
Principal                                    $26,980,590.70            Principal Payments     $26,980,590.70
Deposits From Reserve Fund                            $0.00            Surplus                   $852,983.31
Other Deposits                                        $0.00            FSA Fee                    $64,137.72

Total Deposit                                $32,726,782.49            Total Withdrawals      $32,726,782.49

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT Series 8
Payment Date:     28-Jan-96
Reporting Month:  December

             Class
           Interest       Beginning       Interest      Interest      Principal        Total    Applied       Ending
  Class      Rate          Balance         Accrual       Payment       Payment     Distribution Losses        Balance
Class A-1  5.884060%  $650,172,226.58 $3,188,043.66 $3,188,043.66 $26,980,590.70 $30,168,634.36 $0.00   $623,191,635.88
Class A-2  6.264060%  $142,000,000.00   $741,247.10   $741,247.10          $0.00    $741,247.10 $0.00   $142,000,000.00
Class A-3 12.000000%   $89,978,000.00   $899,780.00   $899,780.00          $0.00    $899,780.00 $0.00    $89,978,000.00

                      $882,150.226.58 $4,829,070.76 $4,829,070.76 $26,980,590.70 $31,809,661.46 $0.00   $855,169,635.88

Class      CUSIP        Priority      Principal Type    Interest Type
Class A-1  589962AY5    Senior        Sequential        Floater
Class A-2  589962AZ2    Senior        Sequential        Floater
Class A-3  589962BA6    Senior        Sequential        Floater